EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the LKCM Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the LKCM Funds for the year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the LKCM Funds for the stated period.


/s/ J. Luther King Jr.                          /s/ Richard Lenart
----------------------                          ------------------
J. Luther King, Jr.                             Richard Lenart
Principal Executive Officer/                    Principal Financial Officer/
  President, LKCM Funds                           Treasurer, LKCM Funds
Dated: 3/5/09


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by LKCM Funds for purposes of Section 18 of the Securities Exchange Act of 1934.